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                                  WARRANT OF
                          COMMODORE HOLDINGS, LIMITED
                    INCORPORATED UNDER THE LAWS OF BERMUDA

          1.     BASIC TERMS.  This certifies that, for value received, SEAWISE
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FOUNDATION, INC. ("Seawise"), a Liberian corporation, is entitled to purchase and receive from COMMODORE HOLDINGS, LIMITED (the "Corporation"), a Bermuda corporation, during the period hereinafter provided, 250,000 fully paid and non-assessable shares of common voting stock of the Corporation with a par value of US$.01 per share ("Capital Stock"), upon delivery of this Warrant to the Corporation with an exercise form, a copy of which is attached hereto as Annex
                                                                         -----
A, duly executed, and payment of the purchase price of six US dollars (US$6.00)
- -
for each share of the Capital Stock so purchased (by certified or bank cashier's check payable to the order of the Corporation or by wire transfer to the bank account of the Corporation), and such purchase price per share being subject, however, to adjustment as hereinafter provided. The purchase price per share, as adjusted from time to time, is hereinafter referred to as the "Purchase Price".

          This Warrant shall be exercisable for a period of five (5) years commencing on the Commencement Date, as defined in that certain agreement, dated October 30, 1995, among Sea-Comm, Ltd., a Liberian corporation (the "Sea-Comm, Ltd."), the Corporation and Seawise (the "Agreement"), pursuant to which they will effect certain business transactions; provided, however, that this Warrant shall terminate upon the effective date of the exercise by Seawise of its option to terminate the Agreement early pursuant to Clause 16.2 of the Agreement.

          2.     CORPORATION'S COVENANTS AS TO COMMON STOCK. Shares deliverable
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on the exercise of this Warrant shall, at delivery, be fully paid and non-
assessable, free from taxes, liens, and charges with respect to their purchase. The Corporation shall take any necessary steps to assure that the par value per share of the Capital Stock is at all times equal to or less than the then current Purchase Price per share of the Capital Stock issuable pursuant to this Warrant. The Corporation shall at all time reserve and hold available sufficient shares of the Capital Stock to satisfy all conversion and purchase rights of outstanding convertible securities, options and warrant including the shares covered by this Warrant.

          Upon surrender of this Warrant at the office of the Corporation accompanied by payment of the appropriate Purchase Price in cash, the Corporation shall forthwith cause to be executed, issued and delivered to the holder of the Warrant (the "Registered Owner") a certificate or certificates for the proper number of shares of capital stock or other securities of the Corporation; and the Corporation covenants that the issuance of this Warrant shall constitute full authority to those of its officers who are charged with the duty of issuing stock certificates to promptly execute, issue and deliver to the holder of the Warrant the necessary certificate for shares of Capital Stock or other securities of the Corporation required by such exercise. Certificates for shares of Capital
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Stock or other securities of the Corporation issuable by reason of the exercise of this Warrant shall be dated and shall be effective as of the date of the surrender of this Warrant for exercise or acceptance of the offering of shares or other securities, as the case may be, and the payment of the appropriate Purchase Price, notwithstanding any delay in the actual execution, issuance or delivery of the certificates or securities to be purchased.

          3.     METHOD OF EXERCISE; FRACTIONAL SHARES.  The purchase rights
                 -------------------------------------
represented by this Warrant are exercisable at the option of the Registered Owner in whole at any time, or in part, from time to time, within the period above specified, provided, however, that purchase rights are not exercisable with respect to a fraction of a share of the Capital Stock. In lieu of issuing a fraction of a share remaining after exercise of this Warrant as to all full shares covered hereby, the Corporation shall make a cash payment therefor on the basis of the Purchase Price then in effect. In case of the exercise of this Warrant for less than all the shares available for purchase, the Corporation shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable.

          4.     ADJUSTMENT OF SHARES AVAILABLE FOR PURCHASE.  The number of
                 -------------------------------------------
shares available for purchase hereunder and the Purchase Price per share are subject to adjustment from time to time as specified in this Warrant.

          5.   LIMITED RIGHTS OF OWNER.  This Warrant does not entitle the
               -----------------------
Registered Owner or the holder of this Warrant to any voting rights or other rights as a stockholder of the Corporation, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares available for purchase hereunder until, and except to the extent that, this Warrant is exercised.

          6.   EXCHANGE FOR OTHER DENOMINATIONS.  This Warrant is exchangeable,
               --------------------------------
on its surrender by the Registered Owner to the Corporation, for new Warrant of like tenor and date representing in the aggregate the right to purchase the number of shares available for purchase hereunder in denominations designated by the Registered Owner at the time of surrender.

          7.   TRANSFER AND ASSIGNMENT.  Except as otherwise above provided,
               -----------------------
this Warrant is transferable only on the books of the Corporation by the Registered Owner in person or by attorney, on surrender of this Warrant, properly endorsed and a duly completed Assignment Form, a copy of which is attached hereto as Annex B. Seawise shall not sell, assign or transfer this
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Warrant or any shares of the Capital Stock purchased pursuant hereto for a period of two (2) years commencing on the Commencement Date. After such initial two (2) year period, Seawise may sell, assign or transfer the Warrant or Shares; provided, however, that Seawise shall not sell, assign or transfer in excess of twenty-five percent (25%) of the Warrant or Shares in any one (1) calendar quarter.

          8.   RECOGNITION OF REGISTERED OWNER.  Prior to due presentment for
               -------------------------------
registration of transfer of this Warrant, the Corporation may treat the Registered Owner as

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the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

          9.   EFFECT OF STOCK SPLIT, ETC.  If the Corporation, by stock
               ---------------------------
dividend, split, reverse split, re-classification of shares, or otherwise, changes as a whole the outstanding common stock of the Corporation into a different number or class of shares, then:

               A. The number and class of shares so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change; and

               B. The Purchase Price in effect, and the number of shares available for purchase under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent).

          10.  REGISTRATION.  The Corporation shall have no obligation to
               ------------
register the Warrant or the shares of Capital Stock issuable upon exercise of the Warrant under the Securities Act of 1933 in connection with any initial public offering of the Corporation's shares or any other offering following a transaction by which the shares shall become publicly traded ("Initial Offering") contemplated to occur sometime in 1996. In the event that any time after the Initial Offering, the Corporation or its controlling shareholder(s) contemplate a further public offering or a secondary pubic offering of the Capital Stock (collectively, the "Secondary Offering"), the Corporation shall cause any then remaining unexercised Warrant, any of the shares which have already been issued on previous exercise of the Warrant, and the shares issuable upon exercise of the remaining unexercised Warrant, to be included in the securities then being registered in connection with the Secondary Offering so that, after the effective date of any such Secondary Offering, the Registered Owner will have freely transferable Warrant or shares, as the case may be, subject, however, to the restrictions set forth in Clause 7 hereof.

          11.  ADDITIONAL SALES OR ISSUANCE OF CAPITAL STOCK.
               ---------------------------------------------

              A. Other than in connection with the contemplated Initial Offering or any other public offering of shares of the Corporation's Capital Stock, if the Corporation shall at any time or from time to time hereafter:

                    (a) Sell or issue any additional shares of its Capital Stock (other than upon exercise of this Warrant) and any other warrant issued upon exchange of this Warrant, for a consideration per share less than the Purchase Price in effect immediately prior to such sale or issuance, or without consideration; or

                    (b) Sell or issue any rights or options to purchase Capital Stock of the Corporation or sell or issue any securities of any kind convertible into shares of Capital Stock of the Corporation in which the
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            option, purchase, exercise or conversion price (or consideration)
            per share, as the case may be, is less than the Purchase Price in effect immediately prior to such sale or issuance; then and in each such case the Purchase Price in effect immediately prior to such sale or issuance shall immediately and automatically be reduced to the consideration per share received by the Corporation upon such sale or issuance as specified in subparagraph (a), above, or to the option, purchase, exercise or conversion price (or consideration) per share upon such sale or issuance as specified in this subparagraph (b), as the case may be.

                    Upon each such adjustment of the Purchase Price, the
            Registered Owner shall thereafter (until a subsequent adjustment of the Purchase Price) be entitled to purchase at the adjusted Purchase Price the number of shares of Capital Stock of the Corporation obtained by multiplying the number of shares specified in this Warrant by the initial Purchase Price (i.e. US $6.00) and dividing the product so obtained by the adjusted Purchase Price.

            B. For purposes of the foregoing adjustments, the following provisions shall also apply:

                 (a) In case the consideration for such issuance or sale of additional shares of Capital Stock, or the option, purchase, exercise or conversion price (or consideration) per share provided for in any such right, option or convertible security, shall be wholly or partially other than cash, such other consideration shall be deemed to be the value, expressed in monetary terms, of such consideration as fairly determined by the Board of Directors of the Corporation whose determination shall be final and binding on the parties hereto.

                 (b) In case the Corporation shall sell or issue any rights or options to purchase Capital Stock of the Corporation, or any securities of any kind convertible into shares of Capital Stock of the Corporation, such sale or issue shall be deemed to be an issue or sale (as of the date of the issue or sale of such rights, options or convertible securities) of the maximum number of shares of Capital Stock necessary to effect the exercise, conversion or exchange of all such rights, options or convertible securities, and the amount received by the Corporation for the issue or sale of such rights options or convertible securities plus the total amount of additional consideration, if any, payable to the Corporation on such exercise, conversion or exchange shall be deemed to be consideration actually received for the issue or sale of such shares of Capital Stock, and such shares of Capital Stock shall be deemed to constitute issued shares of Capital Stock as of said date; provided, however, that no further adjustment of the Purchase Price shall be

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

            made upon the actual issuance of any shares of Capital Stock to effect such exercise, conversion or exchange.

                 (c) No adjustment in the Purchase Price shall be made as a result of the sale or issuance by the Corporation of any additional shares of Capital Stock issued as a stock dividend upon outstanding Capital Stock, and no further adjustment in the number of shares of Capital Stock issuable upon exercise of this Warrant shall be made except to the extent:

                         (i) in case the Corporation shall declare any dividend upon outstanding Capital Stock payable in cash or in shares of Capital Stock (or fractions thereof), or in case the Corporation shall make any other distribution upon outstanding Capital Stock, then and in each such case the Registered Owner, upon any exercise of all or any part hereof thereafter, will be entitled to receive the number of shares of Capital Stock as to which the right of purchase is being exercised and, in addition but without any further payment, the securities, cash or other property which the holder of this Warrant would have received by way of such dividends or distributions if such holder (i) had continuously since the date hereof been the record holder of the Capital Stock as to which the right of purchase is then being exercised, and (ii) had retained all securities which he or she would have received as dividends and/or other distributions upon such Capital Stock;

                         (ii) if the Corporation shall, by subdivision, combination or reclassification of shares or otherwise, change the outstanding shares of its Capital Stock into a different number or class of shares, the number and class of shares issuable upon exercise of this Warrant and the Purchase Price payable upon such exercise shall be adjusted as provided in paragraph (i) above.

                 (d) No adjustment in the Purchase Price shall be made as the result of any shares of Capital Stock being issued for purposes of any stock option plan for the employees of the Corporation or for purpose of any other stock options or risks granted to purchase capital stock of the Corporation to any existing or new employees provided always that the aggregate of such options or warrants issued or granted in any one (a) calendar year shall not exclude ten percent (10%) of the average number of shares of outstanding Capital Stock during the preceding calendar year or if such calendar year was not a full year, the average number of shares outstanding during such short year.

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          12.  EFFECT OF MERGER, ETC.  If the Corporation consolidates with or
               ----------------------
merges into another corporation, the Registered Owner shall thereafter be entitled on exercise to purchase, with respect to each share of Capital Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of common stock is entitled in the consolidation or merger without any change in or payment in addition to the Purchase Price in effect immediately prior to the merger or consolidation. The Corporation shall take any necessary steps in connection with a consolidation or merger to assure that all the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant. The Corporation shall not consolidate or merge unless, prior to consummation, the successor Corporation (if other than the Corporation) assumes the obligations of this paragraph by written instrument executed and mailed to the Registered Owner at the address of the Registered Owner on the books of the Corporation. A sale or lease of all or substantially all the assets of the Corporation for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes.

          13.  NOTICE OF ADJUSTMENT.  On the happening of an event requiring an
               ---------------------
adjustment of the Purchase Price or the shares available for purchase hereunder, the Corporation shall forthwith give written notice to the Registered Owner stating the adjusted Purchase Price and the adjusted number and kind of securities or other property available for purchase hereunder resulting from the event and setting forth in reasonable detail the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Corporation, acting in good faith, shall determine the calculation.

          14.  NOTICE AND EFFECT OF DISSOLUTION, ETC.  In case a voluntary or
               --------------------------------------
involuntary dissolution, liquidation, or winding up of the Corporation (other than in connection with a consolidation or merger covered by paragraph 11 above) is at any time proposed, the Corporation shall give at least thirty (30) days written notice to the Registered Owner. Such notice shall contain: (i) the date on which the transaction is to take place; (ii) the record date (which shall be at least thirty (30) days after the giving of the notice) as of which holders of Common Shares will be entitled to receive distributions as a result of the transaction; (iii) a brief description of the transaction; (iv) a brief description of the distributions to be made to holders of stock of the Corporation as a result of the transaction; and (v) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.
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          15.  METHOD OF GIVING NOTICE; EXTENT REQUIRED.  Notices hereunder
               -----------------------------------------
shall be given in the manner as provided for in the Joint Venture Agreement addressed to the Registered Owner at the address of the Registered Owner appearing in the records of the Corporation and to the Corporation at the address set forth in the Joint Venture Agreement.

          WITNESS the seal of the Corporation and the signatures of its authorized Officers.

Dated: October 30, 1995


                             COMMODORE HOLDINGS, LIMITED



                              BY: /s/ FREDERICK A. MAYER
                                 ----------------------------------

                              NAME: FREDERICK A. MAYER

                              TITLE:  VICE-CHAIRMAN